Exhibit 99.1

Joint Filer Information

FORM 4

Other Joint Filers (names and addresses):

CBay Inc.
c/o MedQuist Holdings Inc.
9009 Carothers Parkway
Franklin, TN 37067

S.A.C. PEI CB Investment, L.P.
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street
George Town, Grand Cayman KY1-9002
Cayman Islands

S.A.C. PEI CB Investment GP, Limited
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street
George Town, Grand Cayman KY1-9002
Cayman Islands

S.A.C. Private Equity Investors, L.P.
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street
George Town, Grand Cayman KY1-9002
Cayman Islands

S.A.C. Private Equity GP, L.P.
c/o Walkers Corporate Services Limited
Walker House
87 Mary Street
George Town, Grand Cayman KY1-9002
Cayman Islands

S.A.C. Capital Management, LLC
540 Madison Avenue
New York, NY 10022

Steven A. Cohen
c/o S.A.C. Capital Advisors, L.P.
72 Cummings Point Road
Stamford, CT 06902

Name of designated filer: MedQuist Holdings Inc.

Date of Event Requiring Statement: February 11, 2011

Issuer Name and Ticker or Trading Symbol: MedQuist Inc. (MEDQ)

CBAY INC.

By: /s/ Clyde Swoger

Name: Clyde Swoger

Title: Chief Financial Officer

S.A.C. PEI CB INVESTMENT, L.P.

By: S.A.C. PEI CB Investment GP, Limited,
its general partner

By: /s/ Peter Nussbaum
Name: Peter Nussbaum
Title: Authorized Signatory

S.A.C. PEI CB INVESTMENT GP, LIMITED

By: /s/ Peter Nussbaum
Name: Peter Nussbaum
Title: Authorized Signatory

S.A.C. PRIVATE EQUITY INVESTORS, L.P.

By: S.A.C. Private Equity GP, L.P.,
its general partner

By: S.A.C. Capital Management, LLC,
its general partner

By: /s/ Peter Nussbaum
Name: Peter Nussbaum
Title: Authorized Signatory

S.A.C. PRIVATE EQUITY GP, L.P.

By: S.A.C. Capital Management, LLC,
its general partner

By: /s/ Peter Nussbaum
Name: Peter Nussbaum
Title: Authorized Signatory

S.A.C. CAPITAL MANAGEMENT, LLC

By: /s/ Peter Nussbaum
Name: Peter Nussbaum
Title: Authorized Signatory

STEVEN A. COHEN

By: /s/ Peter Nussbaum
Name: Peter Nussbaum
Title: Authorized Signatory